UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 8, 2006

PRINTRONIX, INC.
(Exact name of issuer as specified in its charter)

DELAWARE	0-9321	95-2903992
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14600 Myford Road, P.O. Box 19559, Irvine, California (Address of principal executive offices)	92623 (Zip Code)

Registrant's telephone number, including area code: (714) 368-2300

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2006, Printronix, Inc. issued a press release announcing its second quarter results for fiscal year 2007. A copy of the Company’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
        99.1  Press release of Printronix, Inc. dated November 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2006	Printronix, Inc.

	By:	/s/ George L. Harwood
George L. Harwood,
Senior Vice President,
Finance & IT, Chief
Financial Officer and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Printronix, Inc. dated November 8, 2006